                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
     [X] Definitive Proxy Statement                by Rule 14a-6(e)(2))

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
           Limited Partnership Interests

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 1999

                                ----------------


       An Annual Meeting of Stockholders of Natural Alternatives International, Inc., a Delaware corporation (the "Company"), will be held at the Quails Inn, 1035 La Bonita Drive, San Marcos, California 92069 on Monday, December 6, 1999, at 1:00 p.m., local time, for the following purposes:

       1. Election of two (2) directors of the Company in Class II to serve until the next Meeting of Stockholders held to elect directors in Class II (and until the election and qualification of their successors).

       2. Election of one (1) director of the Company in Class III to serve until the next Meeting of Stockholders held to elect directors in Class III (and until the election and qualification of his successor).

       3. Stockholders' approval of the adoption of the Natural Alternatives International, Inc. 1999 Omnibus Equity Incentive Plan, and the reservation of 500,000 shares of common stock of the Company for issuance pursuant to the Natural Alternatives International, Inc. 1999 Omnibus Equity Incentive Plan.

       4. Stockholders' approval of the adoption of the Natural Alternatives International, Inc. 1999 Employee Stock Purchase Plan, and the reservation of 150,000 shares of common stock of the Company for issuance pursuant to the Natural Alternatives International, Inc. 1999 Employee Stock Purchase Plan.

       5. Confirmation of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

       6. Transaction of such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

       The Board of Directors has fixed the close of business on October 20, 1999 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

       All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED IF MAILED IN THE UNITED STATES. The prompt return of Proxies will ensure a quorum and save the Company the expense of further solicitation. Any stockholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.

                                       By Order of the Board of Directors



                                       Marie A. LeDoux
                                       Secretary

San Marcos, California
October 29, 1999

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
                             1185 Linda Vista Drive
                          San Marcos, California 92069

                                ----------------

                                 PROXY STATEMENT

                                ----------------


GENERAL

       The enclosed Proxy is solicited on behalf of the Board of Directors of Natural Alternatives International, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on Monday, December 6, 1999 at 1:00 p.m., local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the Quails Inn, 1035 La Bonita Drive, San Marcos, California 92069. This Proxy Statement and the accompanying Proxy and annual report are first being mailed to stockholders on or about October 29, 1999.

VOTING

       Only stockholders of record at the close of business on October 20, 1999 will be entitled to vote at the Annual Meeting. On September 22, 1999, there were approximately 5,759,875 shares of Common Stock outstanding. The Company is incorporated in Delaware and is not required by Delaware corporation law or its Certificate of Incorporation to permit cumulative voting in the election of directors.

       Each share of Common Stock will have one vote on each matter properly presented and submitted to a vote at the Annual Meeting. An affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote thereon (where the holders of a majority of the shares entitled to vote are present in person or by Proxy) will be necessary to approve each matter, except for the election of directors, who are elected by a plurality of the votes of the shares present in person or by Proxy. There are no rights which will accrue to stockholders dissenting in any matter known to the Company to be raised at the Annual Meeting. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which Proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

REVOCABILITY OF PROXIES

       When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any directions noted thereon, and if no such directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any person giving a Proxy in the form accompanying this statement has the power to revoke it any time before its exercise by filing with the Secretary of the Company at the Company's principal executive office, 1185 Linda Vista Drive, San Marcos, California 92069, an instrument of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

       The Company is soliciting the enclosed Proxy and will bear the entire cost of the solicitation of Proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. The Company has retained ChaseMellon Shareholder Services to assist in the solicitation of Proxies. The solicitation of Proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit Proxies other than by mail.

                                   PROPOSAL 1
                         ELECTION OF CLASS II DIRECTORS

       The two Class II directors to be elected at the Annual Meeting will be elected, to hold office for the remaining two (2) years until the next meeting of stockholders held to elect directors in Class II, and until his or her successor is elected and has qualified, or until his or her death, resignation or removal. The nominees for director are members of the present Board of Directors (the "Board") in Class II thereof, and were elected by the stockholders at the Company's 1996 annual meeting of stockholders. The nominees are serving a term of office scheduled to expire with the 1998 annual meeting and the election and qualification of their successors. No annual meeting was held in 1998. Therefore, the nominees are being elected for the remaining two
(2) years of the three (3) year term which was to have commenced in 1998. Class III directors are being elected pursuant to Proposal 2 below. Class I directors of the Company will continue in office for their existing terms, which will expire with the 2000 annual meeting and the election and qualification of their successors.

       The two (2) candidates receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company in Class
II. Unless authority to do so is otherwise withheld, it is intended that the shares represented by the enclosed Proxy will be voted for the election of Marie
A. LeDoux and Lee G. Weldon as Class II directors. The nominees for election have agreed to serve if elected. In the event any of such nominees becomes unavailable or refuses to serve as a director (an event that is not anticipated), the shares represented by the enclosed Proxy will be voted for the election of the balance of those named and such other nominee as the Board may select.

                                   PROPOSAL 2
                         ELECTION OF CLASS III DIRECTOR

       The one (1) Class III director to be elected at the Annual Meeting will be elected to hold office until the Annual Meeting held in 2002 and until his successor is elected and has qualified, or until death, resignation or removal. The nominee for director is a member of the Board, appointed to a vacant seat by the Board during fiscal 1999. The one (1) candidate who receives the highest number of affirmative votes cast at the Annual Meeting shall be elected as a director of the Company in Class III. Class I directors will continue in office for their existing terms, which will expire with the 2000 annual meeting and the election and qualification of their successors. Class II directors are being elected pursuant to Proposal 1 above.

INFORMATION ABOUT NOMINEES AND DIRECTORS

       Set forth below is information regarding the two nominees for election as a director in Class II, the one nominee for election as a director in Class III, and the continuing directors for Class I, including information furnished by them as to their principal occupations at present and for the last five years, certain directorships held by each, their age as of October 20, 1999, and the year in which each became a director of the Company. Except for Marie A. LeDoux and Mark A. LeDoux, who are mother and son, respectively, there are no family relationships among any of the directors or executive officers of the Company.

Name                                                                         Age
----                                                                         ---
CLASS II

Marie A. LeDoux.............................................................. 83


       Mrs. LeDoux is Secretary and Chairperson of the Board of the Company. She has been a director of the Company since August 1986, and has also been Chairperson and Secretary since that time. Mrs. LeDoux was also the Chairperson/Advisor of the Company's predecessor from its formation until 1986. She has forty years of experience in the area of nutrition. In 1978, Mrs. LeDoux was awarded an Honorary Fellowship in the International Academy of Preventive Medicine. In 1981, she received an Honorary Ph.D. in Humanities from the Heritage Institute. Mrs. LeDoux is the mother of Mark A. LeDoux, who is the Chief Executive Officer, President, Assistant Treasurer and a Director of the Company. For the last eighteen years, Mrs. LeDoux has been the President of Play N' Talk International, a company which is in the business of preparing instructional materials for children's reading programs.

Lee G. Weldon................................................................ 60

       Mr. Weldon has been a director of the Company since June of 1992. He was the Chief Executive Officer of Kal Healthway, Inc., a food supplement distributor, from 1978 to 1995, and was also the Chairman from 1985 to 1995. Mr. Weldon graduated from UCLA and obtained a Bachelor of Science in Business Administration in 1963. Mr. Weldon became a member of Young President's Organization ("YPO") in 1982, and since 1990 he has been a graduate member of YPO.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CLASS II
                             NOMINEES LISTED ABOVE.

CLASS III

J. Scott Schmidt............................................................. 62

       Mr. Schmidt became a director of the Company in January 1999. Mr. Schmidt has been a Management Consultant since 1995, specializing in communications, marketing, and mergers and acquisitions. He spent 27 years with Tribune Company of Chicago, eventually serving as Vice President/News and Information for the entire corporation. From 1992 to 1994, he was Chief Executive Officer of Thompson Newspapers Corporation. From 1991 to 1992 Mr. Schmidt was the President, Publisher and Partner of American Collegiate Network, Inc. which was the publisher of the National College Newspaper. Mr. Schmidt was also the President and Chief Executive Officer of Hilton/Schmidt, Inc. which specialized in consulting for media companies in the areas of editorial, sales, marketing and acquisitions. Mr. Schmidt attended Bradley University and Northwestern University.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CLASS III
                              NOMINEE LISTED ABOVE.

CLASS I

Mark A. LeDoux............................................................... 45

       Mr. LeDoux is Chief Executive Officer, President, Assistant Treasurer and a Director of the Company. He was a director, the President and Chief Executive Officer of Natural Alternatives, Inc., the predecessor corporation, from its formation in 1981 until the 1986 merger into the Company. Mr. LeDoux has been a director and Chief Executive Officer of the Company since the August 1986 merger of the predecessor corporation into the Company, which continued the business and operations of Natural Alternatives, Inc. He was appointed President of the Company in 1999, an office he previously held from August 1986 to December 1996. From 1976 to 1980, Mr. LeDoux held the position of Executive Vice President and Chief Operating Officer of Kovac Laboratories, a company which was engaged in the business of manufacturing nutritional supplements. He attended the University of Oklahoma and graduated Cum Laude with a Bachelor of Arts and Letters in 1975. Mr. LeDoux graduated from Western State University, College of Law in 1979, with a Juris Doctorate. Mr. LeDoux is the son of Marie A. LeDoux, who is the Secretary and Chairperson of the Board of Directors.

BOARD COMMITTEES AND MEETINGS

       During the fiscal year ended June 30, 1999, the Board held five (5) regular meetings and six (6) special meetings. All directors then in office, excluding William P. Spencer, attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which such directors served during the fiscal year ended June 30, 1999. Mr. Spencer attended one of the meetings of the Board.

       All members of the Board hold office until the next Annual Meeting of stockholders following expiration of their respective terms of office or the election and qualification of their successors. All directors who are not also employees or officers of the Company receive a minimum annual fee of $5,000 for agreeing to act as a director of the Company, plus a fee of $1,000 for each Board meeting personally attended. Executive officers serve at the discretion of the Board. The Board has an Audit Committee and a Human Resources Committee. The Board formerly had a Compensation Committee and does not have a Nominating Committee. On June 9, 1999, the Compensation Committee was renamed the Human Resources Committee by resolution of the Board of Directors of the Company. References herein to the Human Resources Committee are intended to include the Compensation Committee to the extent such reference encompasses any period prior to June 9, 1999.

       The Audit Committee is composed of directors who are not also employees or officers of the Company. The Audit Committee recommends a firm of certified public accountants to be appointed by the Board, subject to ratification by the stockholders, as independent auditors to audit the Company's financial statements and to perform services related to the audit. The Audit Committee also has the responsibility to review the scope and results of the audit with the independent auditors, review with management and the independent auditors the Company's interim and year-end operating results, consider the adequacy of the internal accounting and control procedures of the Company, review any non-audit services to be performed by the independent auditors and consider the effect of such performance on the independence of the auditors. The Audit Committee currently consists of directors Kellas, Weldon and Schmidt. Mr. Schmidt was appointed to the Audit Committee by the Board of Directors of the Company on March 11, 1999 and has served since that date. During fiscal year 1999, the Audit Committee met one time.

       The Human Resources Committee establishes and recommends to the Board rates of salary, bonuses, retirement and other compensation for all directors and officers of the Company and for such other personnel as the Board may designate. The Human Resources Committee currently consists of directors Kellas, Weldon and Schmidt. Dr. Kellas, Mr. Weldon and Mr. Schmidt are directors and are not officers or employees of the Company or any of its subsidiaries. Mr. Schmidt was appointed to the Human Resources Committee by the Board of Directors of the Company on March 11, 1999 and has served since that time. During the fiscal year 1999, the Human Resources Committee met five times.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

       The following table sets forth compensation for services rendered in all capacities to the Company during the fiscal years June 30, by each of the named executive officers:

                           SUMMARY COMPENSATION TABLE
                          COLUMNS ANNUAL COMPENSATION

                                                                                   All Other
Name and Principal Position         Year      Salary       Bonus      Other(1)   Compensation(2)
---------------------------         ----     --------     -------     --------   ---------------
Mark A. LeDoux                      1999     $208,000     $   609     $345,781       $27,756
 President, Chief Executive         1998      208,000         304       40,270        27,842
  Officer, Assistant Treasurer      1997      201,579      50,345       28,422        18,703
  and Director

William P. Spencer(3)               1999      161,700         609      282,422        22,907
  President, Chief Financial        1998      182,000         304      779,409        39,838
  Officer and Director              1997      178,830      72,304      166,178        37,438

R. David Lough(4)                   1999       75,000          --        9,246         2,739
   Executive Vice President         1998           --          --           --            --
                                    1997           --          --           --            --

Douglas E. Flaker(4)                1999       50,000          --        9,339         2,588
  Vice President of Marketing,      1998           --          --           --            --
  Business Development and          1997           --          --           --            --
  Strategic Planning

David K. Shunick(4)                 1999       42,308          --        3,000           690
  Vice President of Operations      1998           --          --           --            --
                                    1997           --          --           --            --

John A. Wise(4)                     1999      110,000         629       46,905        21,433
  Vice President of Science and     1998           --          --           --            --
  Technology                        1997           --          --           --            --


(1) Amounts do not exceed the lesser of $50,000 or 10% of salary and bonus combined for named executive, except as set forth in the following table.

(2)  See following table.

(3) In January 1999, Mr. Spencer ceased acting as an executive officer of the Company. On June 29, 1999, Mr. Spencer resigned as a director of the Company.

(4) Messrs. Lough, Flaker and Shunick joined the Company and Mr. Wise was appointed an executive officer of the Company in fiscal 1999.

                            OTHER COMPENSATION TABLE

                                                   Mark A.     William P.   R. David   Douglas    David K.    John A.
                                                    LeDoux      Spencer      Lough    E. Flaker   Shunick      Wise
                                                   --------    ----------   --------  ---------   --------    -------
Other Annual Compensation-1999
  Gain from exercise and sale of stock options     $325,030     $265,707     $   --     $   --     $   --     $26,353
  Personal Transportation                            18,000       13,500      9,000      9,000      3,000      18,000
  Other Personal Expenses                             2,751        3,215        246        339         --       2,552
                                                   --------     --------     ------     ------     ------     -------
            Totals                                 $345,781     $282,422     $9,246     $9,339     $3,000     $46,905
                                                   --------     --------     ------     ------     ------     -------

Other Annual Compensation-1998
  Gain from exercise and sale of stock options     $     --     $730,084     $   --     $   --     $   --          --
  Personal Transportation                            18,000       18,000         --         --         --          --
  Other Personal Expenses                            22,270       31,325         --         --         --          --
                                                   --------     --------     ------     ------     ------     -------
            Totals                                 $ 40,270     $779,409     $   --     $   --     $   --     $    --
                                                   --------     --------     ------     ------     ------     -------

Other Annual Compensation-1997
  Gain from exercise and sale of stock options     $     --     $ 92,799     $   --     $   --     $   --     $    --
  Personal Transportation                            18,600       13,800         --         --         --          --
  Other Personal Expenses                             9,822       59,579         --         --         --          --
                                                   --------     --------     ------     ------     ------     -------
            Totals                                 $ 28,422     $166,178     $   --     $   --     $   --     $    --
                                                   --------     --------     ------     ------     ------     -------

All Other Compensation-1999
  401(k) Employer Contributions                    $  8,075     $  4,200     $   --     $   --     $   --     $ 6,400
  Life Insurance and Disability Premiums              4,972        4,624        268        117         89       3,452
  Medical, Dental and Vision                         14,709       14,083      2,471      2,471        601      11,581
                                                   --------     --------     ------     ------     ------     -------
            Totals                                 $ 27,756     $ 22,907     $2,739     $2,588     $  690     $21,433
                                                   --------     --------     ------     ------     ------     -------

All Other Compensation-1998
  401(k) Employer Contributions                    $  5,675     $  7,647     $   --     $   --     $   --     $    --
  Life Insurance and Disability Premiums              4,621       15,446         --         --         --          --
  Medical, Dental and Vision                         15,046       14,245         --         --         --          --
  Board of Directors Meetings                         2,500        2,500         --         --         --          --
                                                   --------     --------     ------     ------     ------     -------
            Totals                                 $ 27,842     $ 39,838     $   --     $   --     $   --     $    --
                                                   --------     --------     ------     ------     ------     -------

All Other Compensation-1997
  401(k) Employer Contributions                    $  5,550     $  6,698     $   --     $   --     $   --     $    --
  Life Insurance Premiums                             1,920       13,990         --         --         --          --
  Medical, Dental and Vision                         10,233       15,750         --         --         --          --
  Board of Directors Meetings                         1,000        1,000         --         --         --          --
                                                   --------     --------     ------     ------     ------     -------
            Totals                                 $ 18,703     $ 37,438     $   --     $   --     $   --     $    --
                                                   --------     --------     ------     ------     ------     -------

OPTION GRANTS

       The following table contains information concerning the stock option grants to the Company's named executive officers that were made for the fiscal year ended June 30, 1999:

                          OPTION GRANTS IN FISCAL 1999

                                                                                    Potential Realizable
                                                                                          Value at
                                                                                     Assumed Annual Rate
                      Number of      Percent of                                        of Stock Price
                     Securities    Total Options                                      Appreciation for
                     Underlying      Granted to     Exercise or                        Option Term(2)
                       Options      Employees in    Base Price         Expire        -------------------
                     Granted(#)      Fiscal Year    ($/Share)(1)        Date          5%($)      10%($)
                     ----------      -----------    ------------    ------------     -------     -------
R. David Lough         30,000          42.86%           $3.78       May 10, 2004     $31,330     $69,232

Douglas E. Flaker      20,000          28.57%           $3.78       May 10, 2004     $20,887     $46,155

David K. Shunick       20,000          28.57%           $3.78       May 10, 2004     $20,887     $46,155
                       ------         ------
         Total         70,000         100.00%

(1) The options granted to the named officers were granted under the Company's 1992 Incentive Stock Option Plan on May 10, 1999 at the fair market value price on that date of $3.78. The following restrictions apply to the options granted: (a) the recipient must be employed with the Company on a full time basis on the date of exercise; (b) the recipient may not be in default of any condition of any written employment agreement; (c) the recipient must be an officer of the Company on the date of exercise; and
     (d) one-third of the options granted are exercisable on each of the three
     (3) anniversaries of the date of grant of the option.

(2) The potential realizable value of each grant of options has been calculated, pursuant to the regulations promulgated by the Securities and Exchange Commission (the "SEC"), assuming the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates of 5% and 10%, respectively. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimates of future stock price growth. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

       The following table sets forth information concerning option exercises and option holdings under the 1992 Incentive Stock Option Plan, the 1992 Nonqualified Stock Option Plan and the 1994 Nonqualified Stock Option Plan for the year ended June 30, 1999, with respect to the Company's named executive officers:

     AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR END
                                OPTION/SAR VALUES

                                                             Number of              Value of Unexercised
                                                       Securities Underlying             In-the-Money
                                                      Unexercised Options/SARs      Options/SARs at Fiscal
                          Shares                        at Fiscal Year-End(#)            Year-End($)(1)
                        Acquired on      Value        -------------------------    -------------------------
Name                    Exercise(#)    Realized($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----                    -----------    -----------    -------------------------    -------------------------
1992 PLANS

Mark A. LeDoux            60,000        $325,030          22,500/ 7,500                     --/--

William P. Spencer        24,000         265,707              --/    --                     --/-

R. David Lough                --              --              --/30,000                     --/--

Douglas E. Flaker             --              --              --/20,000                     --/--

David K. Shunick              --              --              --/20,000                     --/--

John A. Wise               2,888          26,353          33,750/11,250                     --/--

1994 PLAN

Mark A. LeDoux                --              --         100,000/    --                     --/--

John A. Wise                  --              --          60,000/    --                     --/--

(1) The closing price of the Company's common stock at June 30, 1999, as quoted on the National Market System of the Nasdaq Stock Market, was $3.438.

EMPLOYMENT AGREEMENTS

       During 1999, the Company had employment agreements with Mark A. LeDoux,
R. David Lough, Douglas E. Flaker, David K. Shunick and John A. Wise. In addition, Marie A. LeDoux acts as Secretary of the Company. Her employment as Secretary is not reflected in a written employment agreement. In her capacity as Secretary of the Company, Mrs. LeDoux receives compensation in the amount of $24,000 per year.

       Mr. LeDoux's 1999 employment agreement provided for an annual salary of $208,000. The agreement was effective October 1, 1998 and had a term of 12 months. The agreement also provided for automobile expense reimbursement of $1,500 per month. On July 6, 1999, the Board of Directors of the Company increased Mr. LeDoux's base annual salary to $260,000. The Company has entered into a new employment agreement with Mr. LeDoux for the period October 1, 1999 through September 30, 2000. In the event Mr. LeDoux's employment is terminated without cause, he would be entitled to severance pay equal to one (1) year's compensation.

       Mr. Lough's 1999 employment agreement provided for a monthly salary of $12,500. The agreement was effective December 14, 1998 and expired September 30, 1999. The agreement also provided for automobile expense reimbursement of $1,500 per month and a one-time obligation to pay direct expenses of moving personal property and reimbursing additional relocation expenses in the amount of $20,000. The Company has entered into a new employment agreement with Mr. Lough for the period October 1, 1999 through September 30, 2000. The new agreement provides for an annual salary of $150,000 and automobile expense reimbursement of $1,500 per month. In the event Mr. Lough's employment is terminated without cause, he would be entitled to severance pay of between two and 12 month's compensation, depending upon the length of time elapsed since commencement of his employment.

       Mr. Flaker's 1999 employment agreement provided for a monthly salary equal to $8,333 in 1999. The agreement was effective December 14, 1998 and expired September 30, 1999. The agreement also provided for automobile expense reimbursement of $1,500 per month. The Company has entered into a new employment agreement with Mr. Flaker for the period October 1, 1999 through September 30, 2000. The new agreement provides for an annual salary of $115,000 and a monthly automobile expense reimbursement of $1,500. In the event Mr. Flaker's employment is terminated without cause, he would be entitled to severance pay of between two and 12 month's compensation, depending upon the length of time elapsed since commencement of his employment.

       Mr. Shunick's 1999 employment agreement provided for a monthly salary of $10,417. The agreement was effective February 15, 1999 and expired September 30, 1999. The agreement also provided for automobile expense reimbursement of $750 per month and a one-time obligation to pay direct expenses of moving personal property and reimbursing additional relocation expenses in the amount of $15,000. The Company has entered into a new employment agreement with Mr. Shunick for the period October 1, 1999 through September 30, 2000. The new agreement provided for an annual salary of $125,000 and a monthly automobile expense reimbursement of $750. In the event Mr. Shunick's employment is terminated without cause, he would be entitled to severance pay of between two and 12 month's compensation, depending upon the length of time elapsed since commencement of his employment.

       Mr. Wise's 1999 employment agreement provided for an annual salary of $110,000. The agreement is effective October 1, 1998 and had a term of 12 months. The agreement also provided for automobile expense reimbursement of $1,500 per month. The Company has entered into a new employment agreement for the period October 1, 1999 through September 30, 2000. The new agreement provides for an annual salary of $140,000 and a monthly automobile expense reimbursement of $1,500. In the event Mr. Wise's employment is terminated without cause, he would be entitled to severance pay equal to one year's compensation.

BONUS PLAN

       The Human Resources Committee is working on the creation of an Executive Performance Bonus Plan for certain employees of the Company, and anticipates such plan may be established during the fiscal year 2000. There were no bonus plans in effect at June 30, 1999.

401(k) PLAN

       The Natural Alternatives Partnership for Profits Plan (the "401(k) Plan") is considered a qualified plan under Section 401(k) of the Internal Revenue Code (the "Code"). All employees of the Company with twelve months and at least one thousand hours of service during such twelve month period are eligible to participate in the 401(k) Plan. The 401(k) Plan provides for employee contributions of up to 15% of compensation. Employer contributions are determined by the Board in its discretion. The Company may match up to 100% of each employee's contribution which does not exceed 5% of the employee's total compensation. Employee contributions in the 401(k) Plan are 100% vested. Participants become vested in employer contributions at the rate of 33% per year until fully vested. The Company contributed to the 401(k) Plan and expensed $167,218, $146,277 and $114,206, in 1999, 1998 and 1997, respectively.

STOCK OPTION PLANS

       The Company maintains two stock option plans: the 1992 Incentive Stock Option Plan (the "Incentive Plan"), which was approved by the stockholders of the Company at its Annual Meeting of Stockholders on June 5, 1992, and the 1994 Nonqualified Stock Option Plan (the "1994 Nonqualified Plan"), which was approved by the Board of Directors on December 9, 1994 and by the stockholders of the Company at its Annual Meeting of Stockholders on May 10, 1996. The Incentive Plan provides for the granting of "incentive stock options" as described in Section 422 of the Internal Revenue Code of 1986 (the "Code"). The 1994 Nonqualified Plan provides for the granting of nonqualified stock options which are not intended to qualify under any provision of the Code. The Company previously maintained a third stock option plan, the 1992 Nonqualified Stock Option Plan, which was approved by the Stockholders of the Company at its Annual Meeting of Stockholders on June 5, 1992. The 1992 Nonqualified Stock Option Plan had all remaining outstanding options exercised during fiscal 1999.

       On September 9, 1993, all options then authorized under the Incentive Plan were granted with exercise price equal to the fair market value price of $4.875 per share. On December 9, 1994, the Stockholders approved an amendment to the Incentive Plan, increasing the number of common shares that may be granted from 200,000 to 500,000.

       On January 24, 1995, options for 500,000 shares under the 1994 Plan were granted at the fair market value of $4.625 per share. On January 21, 1998, options for 300,000 shares under the Incentive Plan were granted at the fair market value of $10.50 per share. During fiscal 1999, 125,000 shares underlying those options were forfeited by terminated employees. On May 10, 1999, options for 70,000 shares under the Incentive Plan were granted at the fair market value of $3.78 per share. During fiscal 1999, 188,250 shares under the Incentive Plan were forfeited by terminated employees.

INCENTIVE PLAN

       The purpose of the Incentive Plan is to promote the interests of the Company by providing a method whereby key management personnel of the Company responsible for the management, growth and financial success of the Company may be offered incentives to encourage them to acquire a proprietary interest or to increase their proprietary interest in the Company, and to remain in the employ of the Company and its subsidiaries. The total number of shares issuable under the Incentive Plan may not exceed 500,000 shares, subject to certain adjustments.

       The Incentive Plan is to be administered by either the Board of Directors ("Board") or the Company's Human Resources Committee. Subject to the express provisions of the Incentive Plan, the Board or the Human Resources Committee will have complete authority to determine the employees to whom, and the times at which options are to be granted, the number of shares to be subject to each option, the option term and all other terms and conditions of an option. The Board or the Human Resources Committee will also have the authority to interpret the provisions in the Incentive Plan and to prescribe rules and regulations for its orderly administration.

         The exercise price of incentive stock options granted under the Incentive Plan may not be less than 100% of the fair market value of the Common Stock on the date of the option grant. With respect to any key employee who owns stock representing more than 10% of the voting power of the outstanding capital stock of the Company, the exercise price of any incentive stock option may not be less than 110% of the fair market value of such shares at the time of grant and the term of such option may not exceed five years. Each option granted under the Incentive Plan will be exercisable at such time or times, during such period, and for such number of share as is determined by the Board or the Human Resources Committee and set forth in the instrument evidencing the option. No option granted under the Incentive Plan shall have a term in excess of ten years from the date of grant.

       During the lifetime of the optionee, the option will be exercisable only by the optionee and may not be assigned or transferred by the optionee other than by will or the laws of descent or distribution. Should an optionee cease to be an employee of the Company or its subsidiaries for any reason other than death, then any outstanding option granted under the Incentive Plan will be exercisable by the optionee only during the three month period following cessation of employee status, and only to the extent of the number of shares for which the option is exercisable at the time of such cessation of employee status.

       If the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by sale, merger, reorganization or liquidation, each option outstanding will become exercisable during the 15 days immediately prior to the scheduled consummation of such sale, merger, reorganization or liquidation with respect to the full number of shares of the Company's Common Stock purchasable under such option, unless the successor corporation or parent assumes or replaces the outstanding options.

       In the event any change is made to the outstanding shares of the Company's Common Stock without the receipt of consideration by the Company, then unless such change results in the termination of all outstanding options, appropriate adjustments will be made to the maximum number of shares issuable under the Incentive Plan and to the number of shares and the option price per share of the stock subject to each outstanding option.

1994 NONQUALIFIED PLANS

       The purpose of the 1994 Nonqualified Plan (the "Nonqualified Plan") is to provide an incentive to eligible employees, consultants and officers, whose present and potential contributions are important to the continued success of the Company, the opportunity to acquire a proprietary interest in the Company. The Nonqualified Plan also enables the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. Officers, consultants and other employees of the Company and its subsidiaries whom the administrators deem to have the potential to contribute to the success of the Company shall be eligible to receive options under the Nonqualified Plan.

       The administrators of the Nonqualified Plan shall be either the Board of the Company or a committee designated by the Board. The administrators have full power to select, from among the officers, employees and consultants of the Company eligible for options, the individuals to whom options will be granted, and to determine the specific terms of each grant, subject to the provisions of the Nonqualified Plan.

       The exercise price for each share covered by the Nonqualified Plan will be determined by the administrators, but will not be less than 100% of the fair market value of a share of Common Stock of the Company on the date of grant of such option. The term of each option will be fixed by the administrators of the Nonqualified Plan. In addition, the administrators will determine the time or times each option may be exercised. Options may be exercisable in installments, and the exercisability of options may be accelerated by the administrators.

       Options granted pursuant to the Nonqualified Plan are nontransferable by their participants, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the participant only by the participant. In the event of an optionee's termination of employment or consulting relationship for any reason other than death or total and permanent disability, an option may be thereafter exercised, to the extent it was exercisable at the date of such termination, for such period of time as the administrator shall determine at the time of grant, but only to the extent that the term of the option has not expired.

       Subject to the Nonqualified Plan's change in control provisions, in the event of the sale of substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option shall be assumed or substituted by such successor corporation or parent or subsidiary of such successor corporation. The Nonqualified Plan also provides that in the event of a change of control of the Company, certain acceleration and valuation provisions shall apply, except as otherwise determined by the Board at its discretion prior to the change of control.

       In the event of any change in capitalization in the Company which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the Nonqualified Plan and the price per share covered by each outstanding option.

DEFINED BENEFIT PENSION PLAN

       The Company sponsors a defined benefit pension plan (the "Plan"), which provides retirement benefits to employees based generally on years of service and compensation during the last five years before retirement. Effective June 21, 1999, the Company adopted an amendment to freeze benefit accruals and admission of new participants into the Plan, resulting in the recognition of $97,606 of net curtailment gains in 1999. The gains resulted from the net decrease of the Company's benefit obligation. For the year ended June 30, 1999, the estimated amortized portion of the unfunded estimated accrued liability for prior service cost, using a 30-year funding period, amounted to $410,048. This amount has been accrued in the current period. The Company's policy is to fund the net pension cost accrued. However, the Company would not contribute an amount less than the minimum funding requirements of the Employee Retirement Income Security Act of 1974 or more than the maximum tax-deductible amount.

                     REPORT OF THE HUMAN RESOURCES COMMITTEE

       The Human Resources Committee is a standing committee of the Board of Directors of the Company and is composed entirely of outside directors. The Human Resources Committee is responsible for adopting and evaluating the effectiveness of compensation policies and programs for the Company and for making recommendations regarding the appointment and the compensation of the Company's executive and other officers to the full Board of Directors of the Company.

       The following report is submitted by the Human Resources Committee members with respect to the executive compensation policies established by the Human Resources Committee and compensation paid or awarded to executive and other officers for fiscal year 1999.

COMPENSATION PHILOSOPHY AND OBJECTIVES

       In adopting and evaluating the effectiveness of compensation programs for executive officers, as well as other employees of the Company, the Human Resources Committee is guided by three basic principles:

       1. The Company must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel.

       2. Annual executive compensation in excess of base salaries should be tied to the Company's performance.

       3. The financial interest of the Company's senior executives should be aligned with the financial interest of the stockholders, primarily through stock option grants and other equity-based compensation programs which reward executives for improvements in the long term value of the Company's Common Stock.

SALARIES AND EMPLOYEE BENEFIT PROGRAMS

       In order to retain executives and other key employees, and attract well-qualified executives when the need arises, the Company strives to offer salaries, health care and other employee benefit programs to its employees comparable to those offered by competing businesses. In establishing salaries for executive officers, the Human Resources Committee reviews the historical performance of the executives and available information regarding prevailing salaries and compensation programs offered by competing businesses. Another factor which is considered in establishing salaries of executive officers is the cost of living in Southern California where the Company is headquartered, as such cost generally is higher than in other parts of the country.

       The Committee believes the base salary and employee benefits of the Company in 1999 were generally comparable to or lower than those offered by comparable companies in Southern California.

STOCK OPTIONS AND EQUITY-BASED PROGRAMS

       In order to align the financial interest of senior executives and other key employees with those of the stockholders, the Company grants stock options to purchase Common Stock of the Company to its senior executives and other key employees on a periodic basis. Stock option grants reward senior executives and other key employees for performance, which results in increases in the market price of the Company's Common Stock, which directly benefits all stockholders.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

       Mr. LeDoux, the Chief Executive Officer, is awarded a base salary and is evaluated substantially in accordance with the foregoing policies. During fiscal 1999, Mr. LeDoux's base salary was $208,000. No incentive bonuses were issued in 1999. In determining Mr. LeDoux's base salary for fiscal year 1999, the Human Resources Committee, in its discretion, made no change from the prior period. In making the determination to increase Mr. LeDoux's base salary to $260,000 annually for the period October 1, 1999 through September 30, 2000, the committee considered the base salary of CEO's in comparable companies, the lesser number of recent and proposed option grants to Mr. LeDoux compared to other executives, and Mr. LeDoux's role in implementing the Company's stated strategic goals in the past twelve months, including but not limited to a reorganization of management, reorganization of employee benefits and executive compensation plan, creation of a new strategic plan, new marketing programs, implementation of a new accounting system, and successful establishment of a foreign subsidiary. No specific weight was assigned to these factors by the Human Resources Committee in determining the amount of Mr. LeDoux's base salary.

                                        Human Resources Committee


                                        William R. Kellas
                                        J. Scott Schmidt
                                        Lee G. Weldon

       The foregoing report and the Stockholder Return Performance Graph hereinbelow are not "soliciting material," are not deemed filed with the SEC and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference and shall not otherwise be deemed filed under such Acts.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The members of the Company's Human Resources Committee for fiscal 1999 were William R. Kellas, Lee G. Weldon and J. Scott Schmidt There were no interlocks or other relationships among the Company's executive officers and directors that are required to be disclosed under applicable executive compensation disclosure regulations.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly performance of the cumulative total stockholder return (change in stock price plus reinvested dividends) on the Company's Common Stock with the total return of the Nasdaq US Index and Nasdaq Pharmaceutical Companies for the period beginning June 30, 1994 and ending June 30, 1999. The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


                      STOCKHOLDER RETURN PERFORMANCE TABLE





                              (PERFORMANCE GRAPH)





                                               6/30/94   6/30/95   6/30/96   6/30/97   6/30/98   6/30/99
                                               -------   -------   -------   -------   -------   -------
Natural Alternatives International, Inc.         100        71       109        87       229        39
Nasdaq US                                        100       133       171       209       275       392
Nasdaq Pharmaceuticals                           100       133       196      1994       205       285


       Assumes a $100 investment on June 30, 1994 in each of the Company's Common Stock, the securities comprising the Nasdaq US Index, and the securities comprising the Nasdaq Pharmaceutical Companies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the ownership of the Company's Common Stock as of September 30, 1999 by (i) each director and nominee for director; (ii) each of the Company's executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock. Except as otherwise indicated in the footnotes and subject to applicable community property laws, to the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

                                           SHARES BENEFICIALLY   PERCENT BENEFICIALLY
                                                  OWNED                OWNED(1)
                                                 -------                 ----
Wellington Management Co. LLP(2)                 582,800                  9.9%
  75 State Street
  Boston, MA 02109

FMR Corp.(3)                                     346,400                  5.98%
  82 Devonshire Street
  Boston, MA 02109

Kennedy Capital Management, Inc.(4)              335,800                  5.7%
  10829 Olive Blvd
  St. Louis, MO 63141

Wasatch Advisors, Inc.(5)                        315,025                  5.4%
  150 Social Hall Avenue
  Salt Lake City, UT 84111

Marie A. LeDoux(6)                             1,017,301                 16.99%

Mark A. LeDoux(7)                                404,917                  6.76%

John A. Wise(9)                                  118,250                  1.99%

William R. Kellas(8)                              29,500                   .49%

Lee G. Weldon                                     43,880                   .73%

R. David Lough                                    10,200                   .17%

Douglas E. Flaker                                  5,900                   .10%

David K. Shunick                                   4,000                   .07%

All Directors and Officers                     1,633,948                 27.30%
as a Group (8 Persons)(5)

----------

(1) Shares of Common Stock which were not outstanding but which could be acquired upon exercise of an option within 60 days from September 30, 1999 are considered outstanding for the purpose of computing the percentage of outstanding shares beneficially owned. However, such shares are not considered to be outstanding for any other purpose.

(2) Based on its Schedule 13G dated February 8, 1999, wherein Wellington Management Co. LLP ("Wellington") reported the beneficial ownership of 582,800 shares of the Company's Common Stock. Wellington reports that it has shared voting power as to 507,800 of such shares, does not have sole voting power as to any of such shares, and has shared dispositive power as to all of such shares.

(3) Based on its Schedule 13G dated February 12, 1999 wherein FMR Corp. ("FMR") reported the beneficial ownership of 346,400 shares of the Company's Common Stock. FMR reports it has sole power to direct the vote of 230,800 of such shares, does not have shared authority to vote any of such shares, and has sole dispositive powers as to all of such shares.

(4) Based on its Schedule 13G dated February 9, 1999 wherein Kennedy Capital Management, Inc. ("Kennedy") reported beneficial ownership of 335,800 shares of the Company's Common Stock. Kennedy reports it has sole voting power as to 316,050 of such shares, does not have shared voting power as to any of such shares and has sole dispositive power as to all of such shares.

(5)  Based on its Schedule 13G/A dated February 12, 1999.

(6) Includes 10,000 shares which Mrs. LeDoux has the right to acquire upon exercise of options exercisable within 60 days of September 30, 1999.

(7) Includes 800 shares held in the name of Mr. LeDoux's wife, Julie LeDoux and 8,000 shares held as custodian for his children and a niece. Also includes 122,500 shares which Mr. LeDoux has the right to acquire upon exercise of options exercisable within 60 days of September 30, 1999.

(8)  Includes 1,500 shares of common stock held in the name of Dr. Kellas' wife.

(9) Includes 93,750 shares which Mr. Wise has the right to acquire upon exercise of options exercisable within 60 days of September 30, 1999.

       There is no arrangement known by the Company, the operation of which may at a subsequent date, result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During 1997, the Company had sales of $14,812, in which the former President and stockholder, William A. Toomey, was at that time a key employee and beneficial owner of 1% of the stock of the Company. At June 30, 1997, the amount receivable from Perfect Equation, Inc. was $775,302, which amount was fully reserved because the Company had determined the account to be doubtful of collection. The Company recovered $263,400 in the year ended June 30, 1998, and $511,902 was written off in the year ended June 30, 1999.

       The Company entered into an agreement with the father-in-law and mother-in-law of the Chief Executive Officer of the Company in December, 1991, which provides commissions on sales to a particular customer. The agreement will expire in December, 2001. The commission equals 5% of sales, and is capped at $25,000 per calendar quarter, effective January 1, 1993. Amounts paid under this agreement were $100,000 for each of the years ended June 30, 1999, 1998 and 1997. There were no amounts remaining due and unpaid under the agreement at June 30, 1999 or 1998.

       Included in notes receivable are notes with the Chief Executive Officer, the Vice President of Science and Technology, the Vice President of Marketing, and the Vice President of Operations. During fiscal 1999, the Company made 6% interest-bearing loans, secured by Company Stock, for $20,000 each to the Vice President of Science and Technology, the Vice President of Marketing, and the Vice President of Operations. The balances of these notes as of June 30, including accrued interest, are shown below:

                                                        1999        1998
                                                       -------     -------
Chief Executive Officer                                $63,208     $84,685
Vice President of Science and Technology                79,036      52,538

Vice President of Marketing                             20,143          --
Vice President of Operations                            20,143          --

       In addition, during December, 1998, the Company made a 5 1/2% interest-bearing loan to the Executive Vice President in the amount of $250,000. The loan, including accrued interest, was repaid in February 1999.

       During the year ended June 30, 1999, the Company made non-interest-bearing loans to the Chairman of the Bard and the former President in the amount of $50,000 and $6,901, respectively. Amounts owed on these loans, which are secured by proceeds from life insurance policies on their respective lives, were $250,000 and $200,000 for the Chairman of the Board and $0 and $82,815 for the former President at June 30, 1999 and 1998, respectively.

                                   PROPOSAL 3
                         APPROVAL OF THE ADOPTION OF THE
                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
              1999 OMNIBUS EQUITY INCENTIVE PLAN (THE "1999 PLAN")
                      AND THE RESERVATION OF 500,000 SHARES
                           OF COMMON STOCK THEREUNDER

       The 1999 Plan was adopted by the Board of Directors of the Company effective May 10, 1999 subject to approval by the stockholders. The purpose of the 1999 Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) and stock appreciation rights ("SAR").

       The primary features of the 1999 Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the 1999 Plan, the full text of which is set forth as Exhibit A to this Proxy Statement.

SHARES AVAILABLE FOR GRANTS

       The shares of the Company's common stock issued pursuant to the 1999 Plan may be authorized but unissued shares or treasury shares. The aggregate number of options, SARs, stock units and restricted shares awarded under the 1999 Plan shall not exceed (a) the shares reserved to the 1999 Plan by the Board of Directors and approved by the stockholders plus (b) additional common shares added by an annual increase provision contained in the 1999 Plan and by common shares again becoming subject to the 1999 Plan through forfeitures, option expiration and similar events.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

       Options may be granted under the 1999 Plan by the Board of Directors as incentive stock options ("ISOs") intended to qualify for favorable tax treatment under U.S. tax law, or as nonqualified stock options ("NSOs"). Stock appreciation rights ("SARs") may be granted with respect to any options granted under the 1999 Plan and may be exercised only when the underlying option is exercisable. A SAR permits the holder to surrender an option or any portion thereof and receive in exchange shares of common stock, cash or a combination thereof, with an aggregate value equal to the excess of the fair market value of one share of common stock over the exercise price specified in such option multiplied by the number of shares covered by such option or portion thereof which is to be exercised. The 1999 Plan requires that the exercise price of all ISOs be equal or greater than the fair market value of the Company's common stock on the date of grant of that option and that the exercise price of all NSOs and SARs be equal or greater than eighty-five percent of the fair market value of the Company's common stock on the date of grant of that option or SAR. The term of any ISO or related SAR cannot exceed ten years from date of grant, and the term of any NSO cannot exceed ten years and one month from date of grant. Subject to the terms of the 1999 Plan and any additional restrictions imposed at the time of grant, options and any related SARs will become exercisable commencing as specified in the agreement evidencing the option or SAR.

       Subject to such rules as the Human Resources Committee of the Board of Directors of the Company (the "Committee") may impose, the exercise price of an option may be paid in cash, in shares of the Company's common stock already owned by the optionee, with a combination of cash and shares, by effecting a "cashless exercise" if so approved by the Board of Directors of the Company, or with such other consideration as shall be approved by the Board of Directors of the Company. A "cashless exercise" is one or more techniques which allow the optionee to exercise stock options without cash either through the assistance of a broker by either a simultaneous exercise and sale, or a broker loan, or by surrendering shares underlying the option with a fair market value equal to the exercise price of the shares purchased upon exercise. The "cashless exercise" technique does not increase the compensation the option provides, and the optionee receives the same economic benefit as he or she would upon exercise of a stock appreciation right issued in tandem with the option.

       The 1999 Plan provides for the automatic grant of NSOs to outside Directors. Upon first becoming a member of the Board of Directors of the Company, each outside Director receives a NSO to purchase 10,000 common shares. Thereafter, each outside Director receives an additional NSO covering 10,000 common shares each year he or she continues serving on the Board of Directors of the Company.

       In the case of a Change in Control of the Company, as defined in the 1999 Plan, options granted pursuant to the 1999 Plan may become fully exercisable as to all optioned shares from and after the date of such Change in Control, in the discretion of the Committee or as may otherwise be provided in the grantee's option agreement.

RESTRICTED STOCK AWARDS TO EMPLOYEES

       The Committee or the Board of Directors may grant shares of common stock to 1999 Plan participants in such amounts, and subject to such restrictions ("Restricted Stock") and additional terms and conditions, if any, as the Committee, in its sole discretion, shall determine, consistent with the provisions of the 1999 Plan. As a condition to any award of Restricted Stock, the Committee may require a participant to pay an amount equal to, or in excess of, the par value of the shares of Restricted Stock or common stock awarded to him or her.

       Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during a "Restricted Period," which in the case of grants to employees shall not be less than one year from the date of grant. The Restricted Period with respect to any outstanding shares of Restricted Stock awarded to employees may be reduced by the Committee at any time, but in no event shall the Restricted Period be less than one year. Except for such restrictions, the employee as the owner of such stock, shall have all of the rights of a stockholder including, but not limited to, the right to vote such stock and to receive dividends thereon as and when paid.

       In the event an employee's employment is terminated for any reason, an employee's Restricted Stock will be subject to repurchase by the Company at the original purchase price; provided, however, that the Committee or the Board of Directors may limit such repurchase right in its sole discretion. At the end of the Restricted Period all shares of Restricted Stock shall be transferred free and clear of all restrictions to the employee. In the case of a Change in Control of the Company as defined in the 1999 Plan, an employee may receive his or her Restricted Stock free and clear of all restrictions in the discretion of the Committee or as may otherwise be provided pursuant to the employee's Restricted Stock award.

STOCK UNIT AWARDS

       The Committee or the Board of Directors may grant stock unit awards ("Stock Units") consisting of bookkeeping entries equivalent to the ownership of shares of common stock, at such times and in such amounts as it may determine. Such Stock Units shall be subject to all applicable terms of the 1999 Plan and such additional terms and conditions, if any, as the Committee or the Board of Directors may determine from time to time. The provisions of the various agreements governing Stock Units need not be identical. No cash payment is required of any recipient of an award of Stock Units.

       Stock Units have no voting rights associated with them. Stock Units may be entitled to dividend equivalent rights, in the discretion of the Committee or the Board of Directors. Dividend equivalents may be converted into additional Stock Units, may be settled in cash or may be settled in common stock or a combination of cash and common stock. Settlement of the Stock Units themselves may also be made in the form of cash, common stock or a combination of both. The method for converting Stock Units to cash shall be determined by the Committee or the Board of Directors, in its discretion.

       Any Stock Units which are settled or become payable following the death of the recipient shall be paid or distributed to the recipient's designated beneficiary. If no beneficiary has been designated payment or distribution shall be made to the recipient's estate. The recipient of any Stock Units shall have no rights, except those of a general, unsecured creditor of the Company. All such rights shall also be subject to the terms of any applicable Stock Unit agreement.

PLAN ADMINISTRATION

       The 1999 Plan will be administered by the Committee or the Board of Directors. The Board of Directors of the Company will have the authority to amend the 1999 Plan as it deems advisable; however no such amendment will, without authorization and approval of stockholders: (i) increase the aggregate number of shares available for the granting of awards under the 1999 Plan except in the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar corporate change; (ii) change the manner of determining the minimum exercise prices other than to change the manner of determining the fair market value of the common stock; and (iii) extend the period during which awards may be granted or exercised.

       Subject to the terms of the 1999 Plan, the Committee or the Board of Directors will select the individuals to whom options, SARs, Restricted Stock and Stock Unit awards will be granted, determining the number of shares subject to each option award and SAR, prescribe the terms and conditions of each option award, SAR and Stock Unit award granted under the 1999 Plan, and make any other determination necessary or advisable for administration of the 1999 Plan.

       Shares subject to options, related SARs or Stock Units which lapse without having been exercised become available for new grants under the 1999 Plan. Any Restricted Stock or common stock issued upon exercise of the options which is subsequently forfeited shall be available again for such new grants. To the extent SARs are exercised or Stock Units settled, only the shares actually issued will be charged against the maximum number of shares authorized under the 1999 Plan.

FEDERAL TAX CONSEQUENCES

       The following is a general description of the federal income tax consequences of Awards made under the Plan. State and local tax treatment, which is not discussed below, may vary from the federal income tax treatment.

       INCENTIVE STOCK OPTIONS. The recipient will not recognize taxable income at the time an ISO is either granted or exercised. However, the amount by which the fair market value at the time of exercise of the purchased shares exceeds the exercise price paid for those shares will constitute an adjustment to the recipient's income for purposes of the alternative minimum tax. Generally, recipients will recognize income in the year in which they make a disposition of the shares purchased under an ISO. A disposition of shares purchased under an ISO will occur when the recipient transfers legal title to those shares, whether by sale, exchange or gift, or delivers such shares in payment of the exercise price of any other ISO prior to the satisfaction of the ISO holding periods. However, a disposition will not occur as a result of any of the following transactions: a transfer to spouse, a transfer into joint ownership with right of survivorship, a pledge of the shares as collateral for a loan, a transfer by bequest or inheritance upon death, or certain tax-free exchanges of the shares permitted under the Code.

       The federal income tax liability resulting from disposition of shares purchased under an ISO will depend upon whether the holder makes a qualifying or disqualifying disposition of the shares. A qualifying disposition will occur if the sale or other disposition of the shares takes place more than two years after the date the Incentive Option was granted and more than one year after the date the option was exercised. A disqualifying disposition is any sale or other disposition made before both of these minimum holding periods are satisfied.

       A qualifying disposition results in recognition of a capital gain equal to the excess of (a) the amount realized upon the sale or disposition over (b) the exercise price paid for the shares. The capital gain will be "long-term" if the recipient held the shares more than 18 months and "mid-term" if the recipient held the shares more than one year but not more than 18 months. In general, the maximum federal income tax rate on long-term capital gains is 20%, and the maximum rate on mid-term capital gains is 28%. The recipient will recognize a capital loss if the amount realized is lower than the exercise price paid for the shares. No deduction is allowable to the Company in the event of a qualifying disposition.

       Normally, when shares purchased under an Incentive Option are made the subject of a disqualifying disposition, the optionee will recognize ordinary income at the time of the disposition in an amount equal to the excess of (a) the fair market value of the shares on the exercise date over (b) the exercise price paid for those shares. If the disqualifying disposition is effected by means of an arm's length sale or exchange with an unrelated party, the ordinary income will be limited to the amount by which the amount realized upon the disposition of the shares exceeds the exercise price paid for the shares.

       The amount of the optionee's disqualifying disposition income will be reported by the Company on the optionee's W-2 wage statement for the year of disposition, and any applicable withholding taxes that arise in connection with the disqualifying disposition will be deducted from the optionee's wages or otherwise collected from the optionee. The disqualifying disposition income is deductible by the Company.

       Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the holder held the shares more than 12 months, and short-term if held not more than one year. The maximum federal income tax rate on long-term capital gains generally is 20%. Short-term capital gains generally are taxed at the same rate as ordinary income.

       NONQUALIFIED STOCK OPTIONS. The recipient of a nonqualified stock option under the 1999 Plan will not recognize any taxable income at the time the option is granted.

       Upon exercise, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of Common Stock received on the date of exercise over the option exercise price. Upon a subsequent sale of the shares of Common Stock, long-term or short-term capital gain or loss (depending upon the holding period) will generally be recognized equal to the excess of the difference between the amount realized over the fair market value of the shares on the date of exercise.

       The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

       CASHLESS EXERCISE. An option holder who pays the option exercise price, in whole or in part, delivering shares of Common Stock already owned by him or her will generally recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. As noted above, if shares received on the exercise of an incentive stock option are used within the time periods that apply to a disqualifying disposition, then the rules for disqualifying dispositions, described above, will apply. To the extent the shares acquired upon exercises are equal in number to the shares surrendered, the basis and holding period for capital gains purposes will be the same as the shares surrendered. The basis of such shares shall be increased by the income, if any, recognized in the case of any applicable disqualifying disposition. The basis of the shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

         The Board of Directors elected to reserve for the 1999 Plan for issuance thereunder, 500,000 shares of the Company's Common Stock, subject to the approval of the stockholders. The reservation of such Common Stock will enable the 1999 Plan to promote the long-term success of the Company and the creation of stockholder value as intended by the Board of Directors and the stockholders, assuming stockholder ratification of the adoption of the 1999 Plan.

REQUIRED VOTE

       The affirmative vote of a majority of the holders of Common Stock voting on the proposal is required for adoption of this Proposal 3.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                                   PROPOSAL 4
                         APPROVAL OF THE ADOPTION OF THE
                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
                      1999 EMPLOYEE STOCK PURCHASE PLAN AND
                      THE RESERVATION OF 150,000 SHARES OF
                             COMMON STOCK THEREUNDER

       The Company's 1999 Employee Stock Purchase Plan (the "Purchase Plan"), which was adopted by the Board in October, 1999, provides employees of the Company with the opportunity to purchase shares of Common Stock through payroll deductions. A total of 150,000 shares of Common Stock have been reserved for issuance under the Purchase Plan, plus an annual increase to be added on the first day of the Company's fiscal year beginning July 1, 2000 equal to the lesser of: (i) 150,000 shares; (ii) 2% of the total number of outstanding shares of stock on the last trading day of the prior fiscal year; or (iii) such amount as determined by the Board. The Company is requesting shareholder approval of the Purchase Plan in this Proxy Statement.

       The principal features of the Purchase Plan are summarized below. This summary is qualified in its entirety by reference to the provisions of the Purchase Plan, the full text of which is set forth as Exhibit B to this Proxy Statement.

PURPOSE

       The purpose of the Purchase Plan is to assist the Company in retaining the services of its employees, to secure and retain the services of the new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

       The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

       The Purchase Plan is administered by the Board, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board is authorized to delegate administration of the Purchase Plan to a committee composed of one or more non-employee members of the Board. The Board has delegated administration of the Purchase Plan to the Human Resources Committee of the Board. As used herein with respect to the Purchase Plan, the term "Board" refers to the Human Resources Committee as well as to the Board of Directors.

ELIGIBILITY

       Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for three months.

       Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any affiliate of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

OFFERING DATES

       The Purchase Plan is implemented by accumulating payroll deductions of participating employees generally during a six-month offering period, offering periods thereunder to commence January 1 and July 1 of each year, provided, however, the first two offering periods shall consist of three-month periods, with the first offering period commencing on January 1, 2000 and ending on March 31, 2000, and the second offering period commencing on April 1, 2000 and ending on June 30, 2000. The Board has the power to alter the duration of the offering periods without stockholder approval, if such change is announced at least 5 days prior to the scheduled beginning of the first offering period to be affected.

PURCHASE PRICE

       The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the date of commencement of the offering period or 85% of the fair market value of a share of stock on the last day of the offering period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

       The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions during an offering period, subject to the minimum and maximum percentage payroll deduction requirements.

PURCHASE OF STOCK

       By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering exceeds the maximum aggregate number of shares available for purchase, the Board will make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, shares automatically are purchased upon the designated purchase date or dates during the offering at the applicable price. See "Withdrawal" below.

DURATION AND AMENDMENT

       The Board may suspend, terminate or amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months before or after its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan except as provided for, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan if such modification requires stockholder approval.

WITHDRAWAL; TERMINATION OF EMPLOYMENT

       A participant's interest in a given offering period may be terminated by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. A participant's withdrawal from one offering period does not have any effect upon such participant's eligibility to participate in subsequent offerings. Upon withdrawal from an offering period, all payroll deductions which have been credited to the participant's account prior to the notice of withdrawal will be returned to the participant without interest.

       Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week during the applicable offering period, cancels the participant's participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned to such participant or to his or her beneficiaries without interest.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

       The following summary of certain federal income tax consequences of the purchase of shares of Common Stock under the Purchase Plan is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein.

       The Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code. If certain employee requirements are satisfied, an employee who is granted a right, or "option," to purchase stock under a plan meeting the requirements of Code Section 423 will not be subject to federal income tax, and the Company will not be entitled to any deduction on either the grant or the exercise of such right.

       If the employee makes no disposition of the stock acquired pursuant to the exercise of such right within two years after the date of the grant of such stock purchase right (generally, the commencement date of the six-month offering period, hereinafter referred to as the "Offering Date") or within one year after the transfer of the stock to the employee pursuant to the exercise of such right, any gain or loss on the subsequent disposition of the stock generally will be treated as long-term capital gain or loss, except to the extent that the employee's purchase price was less than 100% of the fair market value of the stock on the Offering Date, and no deduction will be available to the Company at the time of such disposition. If the employee's purchase price for the stock was less than 100% of the fair market value of the stock on the Offering Date, the employee will be required to include in his or her gross income as ordinary income for the year of the disposition (or, if earlier, at the time of his or her death) an amount equal to the lesser of (i) the excess of the fair market value of the stock on the Offering Date over the purchase price that the employee would have been required to pay if the purchase price had been determined as of the Offering Date, or (ii) the excess of the fair market value of the stock at the time of the disposition or death over the amount paid for the stock. No deduction will be available to the Company with respect to any such ordinary income recognized by the employee.

       Any sale or other disposition of stock acquired under a right granted under the Purchase Plan at any time within (i) two years after the Offering Date or (ii) one year after the transfer of the shares to the employee pursuant to the exercise of such right (other than a disposition by reason of death of the employee or certain dispositions pursuant to insolvency proceedings) generally will be treated as a "disqualifying disposition." Upon a disqualifying disposition, the employee generally will recognize ordinary compensation income in an amount equal to the difference between the purchase price and the fair market value of the stock at the date the option is exercised. Any gain in excess of such ordinary income amount generally will be short-term or long-term capital gain, depending on the employee's holding period. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the employee by reason of a disqualifying disposition.

       The Board elected to reserve to the 1999 Purchase Plan for issuance thereunder, 150,000 shares of the Company's Common Stock, subject to the approval of the stockholders. The reservation of such Common Stock will enable the 1999 Purchase Plan to promote the long-term success of the Company and the creation of stockholder value as intended by the Board and the stockholders, assuming stockholder ratification of the adoption of the 1999 Purchase Plan.

REQUIRED VOTE

       The affirmative vote of a majority of the holders of Common Stock voting on the proposal is required for adoption of this Proposal 4.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

                                   PROPOSAL 5
                              SELECTION OF AUDITORS

       Subject to stockholder approval at the Annual Meeting, the Board has selected KPMG LLP to continue as the Company's independent auditors for the fiscal year ending June 30, 2000. A representative of KPMG LLP is expected to be present at the Annual Meeting.

       Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

REQUIRED VOTE

       The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of KPMG LLP.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

                             STOCKHOLDERS' PROPOSALS

       Under Regulation Section 240.14a-5 adopted pursuant to Section 14(a) of the Securities Exchange Act of 1934, stockholders who intend to submit proposals at the 2000 Annual Meeting must submit such proposals to the Company no later than July 1, 2000 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board in connection with that meeting. If the 2000 Annual Meeting is held on a date which is not within 30 days of December 6, then such proposals must be submitted a reasonable time before the Company begins to print and mail its proxy materials. If a stockholder wishes to have a proposal considered at the 2000 Annual Meeting but does not utilize the process set forth in Regulation Section 240.14a-5, the Company's bylaws control the timely filing of such proposals. Under the Company's bylaws, a stockholder proposal is not timely unless delivered to or mailed to the Secretary of the Company and received at the executive offices of the Company not less than thirty (30) days nor more than sixty (60) days prior to the meeting as originally scheduled. In the event less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be made timely must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was made or publicly disclosed. It is recommended that stockholders submitting proposals or notices of proposals direct them to the Secretary and to the Chief Financial Officer of the Company and utilize Certified Mail-Return Receipt Requested. Stockholders' proposals should be submitted to Natural Alternatives International, Inc., 1185 Linda Vista Drive, Suite D, San Marcos, CA 92069, Attn: Chief Financial Officer.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons holding more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports.

       Based solely on its review of the copies of reporting forms received by the Company, the Company believes that during the fiscal year ended June 30, 1999, all filing requirements under Section 16(a) were satisfied.

                                 ANNUAL REPORTS

       The Company's 1998 and 1999 Annual Reports which include audited financial statements for the Company's fiscal years ended June 30, 1997, June 30, 1998 and June 30, 1999, respectively, are being mailed with this Proxy Statement to stockholders of record on or about October 29, 1999.

                                  OTHER MATTERS

       The Board knows of no other matters which will be brought before the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.


                                        By Order of the Board of Directors



                                        Marie A. LeDoux
                                        Secretary

                                    EXHIBIT A

                                    EXHIBIT A



                     --------------------------------------



                              NATURAL ALTERNATIVES
                               INTERNATIONAL, INC.


                                  1999 OMNIBUS
                              EQUITY INCENTIVE PLAN


                              AS ADOPTED EFFECTIVE
                                  MAY 10, 1999



                     --------------------------------------

                                TABLE OF CONTENTS


                                                                                          Page
ARTICLE 1.  INTRODUCTION ...............................................................  A-1

ARTICLE 2.  DEFINITIONS ................................................................  A-1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS .................................................  A-4
        3.1    Basic Limitation ........................................................  A-4
        3.2    Annual Increase in Shares ...............................................  A-4
        3.3    Additional Shares .......................................................  A-4
        3.4    Dividend Equivalents ....................................................  A-5

ARTICLE 4.  ELIGIBILITY ................................................................  A-5
        4.1    Incentive Stock Options .................................................  A-5
        4.2    Other Grants ............................................................  A-5

ARTICLE 5.  OPTIONS ....................................................................  A-5
        5.1    Stock Option Agreement ..................................................  A-5
        5.2    Number of Shares ........................................................  A-5
        5.3    Exercise Price ..........................................................  A-5
        5.4    Exercisability and Term .................................................  A-6
        5.5    Manner of Exercise ......................................................  A-6
        5.6    Effect of Change in Control .............................................  A-6
        5.7    Modification or Assumption of Options ...................................  A-7
        5.8    Buyout Provisions .......................................................  A-7

ARTICLE 6.  PAYMENT FOR OPTION SHARES ..................................................  A-7
        6.1    General Rule ............................................................  A-7
        6.2    Surrender of Stock ......................................................  A-7
        6.3    Net Exercise ............................................................  A-7
        6.4    Exercise/Sale ...........................................................  A-8
        6.5    Exercise/Pledge .........................................................  A-8
        6.6    Promissory Note .........................................................  A-9
        6.7    Other Forms of Payment ..................................................  A-9

ARTICLE 7.  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS ...............................  A-9
        7.1    Initial Grants ..........................................................  A-9
        7.2    Annual Grants ...........................................................  A-9
        7.3    Accelerated Exercisability ..............................................  A-9
        7.4    Exercise Price ..........................................................  A-9
        7.5    Term ....................................................................  A-10
        7.6    Affiliates of Outside Directors .........................................  A-10

ARTICLE 8.  STOCK APPRECIATION RIGHTS ..................................................  A-10
        8.1    SAR Agreement ...........................................................  A-10
        8.2    Number of Shares ........................................................  A-10
        8.3    Exercise Price ..........................................................  A-10
        8.4    Exercisability and Term .................................................  A-10
        8.5    Effect of Change in Control .............................................  A-11
        8.6    Exercise of SARs ........................................................  A-11
        8.7    Modification or Assumption of SARs ......................................  A-11

ARTICLE 9.  RESTRICTED SHARES ..........................................................  A-11
        9.1    Restricted Stock Agreement ..............................................  A-11
        9.2    Payment for Awards ......................................................  A-11
        9.3    Vesting Conditions ......................................................  A-11
        9.4    Voting and Dividend Rights ..............................................  A-12
        9.5    Repurchase Option .......................................................  A-12

ARTICLE 10. STOCK UNITS ................................................................  A-12
        10.1   Stock Unit Agreement ....................................................  A-12
        10.2   Payment for Awards ......................................................  A-12
        10.3   Vesting Conditions ......................................................  A-12
        10.4   Voting and Dividend Rights ..............................................  A-13
        10.5   Form and Time of Settlement of Stock Units ..............................  A-13
        10.6   Death of Recipient ......................................................  A-13
        10.7   Creditors' Rights .......................................................  A-13

ARTICLE 11. PROTECTION AGAINST DILUTION ................................................  A-13
        11.1   Adjustments .............................................................  A-13
        11.2   Dissolution or Liquidation ..............................................  A-14
        11.3   Reorganizations .........................................................  A-14

ARTICLE 12. DEFERRAL OF AWARDS .........................................................  A-15

ARTICLE 13. AWARDS UNDER OTHER PLANS ...................................................  A-15

ARTICLE 14. PAYMENT OF DIRECTOR'S FEES IN SECURITIES ...................................  A-15
        14.1   Effective Date ..........................................................  A-15
        14.2   Elections to Receive NSOs, Restricted Shares or Stock Units .............  A-16
        14.3   Number and Terms of NSOs, Restricted Shares or Stock Units ..............  A-16

ARTICLE 15. LIMITATION ON RIGHTS .......................................................  A-16
        15.1   Retention Rights ........................................................  A-16
        15.2   Stockholders' Rights ....................................................  A-16
        15.3   Conditions Upon Issuance of Common Shares ...............................  A-16

ARTICLE 16. WITHHOLDING TAXES ..........................................................  A-18
        16.1   General .................................................................  A-18
        16.2   Share Withholding .......................................................  A-18

ARTICLE 17. FUTURE OF THE PLAN .........................................................  A-18
        17.1   Term of the Plan ........................................................  A-18
        17.2   Amendment or Termination ................................................  A-18
        17.3   Stockholder Approval ....................................................  A-18
        17.4   Effect of Amendment or Termination ......................................  A-18

ARTICLE 18. LIMITATION ON PARACHUTE PAYMENTS ...........................................  A-18
        18.1   Scope of Limitation .....................................................  A-18
        18.2   Basic Rule ..............................................................  A-19
        18.3   Reduction of Payments ...................................................  A-19
        18.4   Overpayments and Underpayments ..........................................  A-19
        18.5   Related Corporations ....................................................  A-20

ARTICLE 19. INDEMNIFICATION ............................................................  A-20

ARTICLE 20. PROVISION OF INFORMATION ...................................................  A-20

ARTICLE 21. ADMINISTRATION .............................................................  A-20
        21.1   Committee Composition ...................................................  A-20
        21.2   Powers of the Committee .................................................  A-21
        21.3   Committee for Non-Officer Grants ........................................  A-22

ARTICLE 22. EXECUTION ..................................................................  A-22

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.

                       1999 OMNIBUS EQUITY INCENTIVE PLAN


ARTICLE 1.  INTRODUCTION.

        The Plan was adopted by the Board effective May 10, 1999. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) and Stock Appreciation Rights. Terms defined herein shall have the meanings set forth in "Article 21 -- Definitions."

        The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2.  DEFINITIONS.

        2.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

        2.2 "AWARD" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

        2.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

        2.4    "CHANGE IN CONTROL" shall mean:

               (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

               (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

               (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either
        (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

               (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        2.5 "CODE" means the Internal Revenue Code of 1986, as amended.

        2.6 "COMMITTEE" means a committee of the Board, as described in Article 21.

        2.7 "COMMON SHARE" means one share of the common stock of the Company.

        2.8 "COMPANY" means Natural Alternatives International, Inc., a Delaware corporation.

        2.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

        2.10 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

        2.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        2.12 "EXERCISE PRICE," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        2.13 "FAIR MARKET VALUE" means with respect to each Common Share the last reported sale price of the Company's Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the Nasdaq system, or any similar organization if the Nasdaq is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the "Notice Date") or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the Nasdaq system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company's Common Shares for each share thereof pursuant to the Company's acquisition. Such determination shall be conclusive and binding on all persons.

        2.14 "ISO" means an incentive stock option described in Section 422(b) of the Code.

        2.15 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

        2.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

        2.17 "OPTIONEE" means an individual or estate who holds an Option or SAR.

        2.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

        2.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        2.20 "PARTICIPANT" means an individual or estate who holds an Award.

        2.21 "PLAN" means this Natural Alternatives International, Inc. 1999 Omnibus Equity Incentive Plan, as amended from time to time.

        2.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

        2.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

        2.24 "SAR" means a stock appreciation right granted under the Plan.

        2.25 "SAR AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

        2.26 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

        2.27 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        2.28 "STOCK UNIT AGREEMENT" means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

        2.29 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

        3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) 500,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 11.

        3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 2000, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 2.5% of the total number of Common Shares then outstanding or (b) 100,000 Shares.

        3.3 ADDITIONAL SHARES. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

        3.4 DIVIDEND EQUIVALENTS. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4.  ELIGIBILITY.

        4.1 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO only when the requirements set forth in section 422(c)(6) of the Code are satisfied.

        4.2 OTHER GRANTS. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs under the Plan.

ARTICLE 5.  OPTIONS.

        5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

        5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 50,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences may cover up to 75,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

        5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market

Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant.

        5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee, provided, however, that an Option granted to a non-officer Employee shall vest at least 20% of the Common Shares per year. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

        5.5 MANNER OF EXERCISE. An Option shall be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Common Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Stock Option Agreement. Common Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Common Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Common Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Common Shares are issued, except as provided in Article 11 of the Plan.

               Exercising an Option in any manner shall decrease the number of Common Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

        5.6 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

               (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

               (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        5.7 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations determined pursuant to the Option Agreement representing such Option.

        5.8 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 6.  PAYMENT FOR OPTION SHARES.

        6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

               (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

               (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

        6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

        6.3 NET EXERCISE. Instead of exercising the Option by paying the Exercise Price in cash, check or other appropriate consideration, the Optionee may elect to exercise the Option in whole or in part by receiving Common Shares equal to the value (as determined below) of the Option, or any part hereof, upon surrender of the Option at the principal office of the Company together with the notice of exercise annexed to the Stock Option Agreement in which event the Company shall issue to the Optionee a number of Common Shares computed using the following formula:

                                    X=Y(A-B)
                                      ------
                                         A

        Where  X = the number of Common Shares to be issued to the Holder;

               Y = the number of Common Shares underlying the Option to be exercised;

               A = the current fair market value of one Common Share; and

               B = the Exercise Price of the Option.

        As used herein, current fair market value of Common Share shall mean with respect to each Common Share the last reported sale price of the Company's Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the National Association of Securities Dealers Automated Quotation system ("Nasdaq"), or any similar organization if the Nasdaq is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the "Notice Date") or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the Nasdaq system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company's Common Shares for each share thereof pursuant to the Company's acquisition.

        6.4 EXERCISE/SALE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

        6.5 EXERCISE/PLEDGE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

        6.6 PROMISSORY NOTE. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

        6.7 OTHER FORMS OF PAYMENT. To the extent that this Section 6.7 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

        7.1 INITIAL GRANTS. Each Outside Director who first becomes a member of the Board shall receive a one-time grant of an NSO covering 10,000 Common Shares on March 1 of each year (subject to adjustment under Article 11). Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable as to one-third of such 10,000 Common Shares at the end of each year's anniversary date of such Outside Director's appointment over the 36-month period commencing on the date of grant.

        7.2 ANNUAL GRANTS. Upon each March 1 after the Outside Director first becomes a member of the Board, each Outside Director who continues serving as a member of the Board thereafter shall receive an NSO covering 10,000 Common Shares (subject to adjustment under Article 11), except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable as to one-third of said amount on each year's anniversary of the date of such Outside Director's appointment over a 36-month period.

        7.3 ACCELERATED EXERCISABILITY. All NSOs granted to an Outside Director under this Article 7 shall also become exercisable in full in the event of:

               (a) The termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 65; or

               (b) A Change in Control with respect to the Company, except as provided in the next following sentence.

If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        7.4 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3, 6.4 and 6.5.

        7.5 TERM. All NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c) the date twelve months after the termination of such Outside Director's service because of death or total and permanent disability.

        7.6 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide in its sole discretion that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

ARTICLE 8.  STOCK APPRECIATION RIGHTS.

        8.1 SAR AGREEMENT. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        8.2 NUMBER OF SHARES. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 50,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not pertain to more than 75,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

        8.3 EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        8.4 EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        8.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        8.6 EXERCISE OF SARS. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

        8.7 MODIFICATION OR ASSUMPTION OF SARS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 9.  RESTRICTED SHARES.

        9.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        9.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

        9.3 VESTING CONDITIONS. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        9.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

        9.5 REPURCHASE OPTION. Unless the Committee determines otherwise, the Restricted Stock Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Common Shares repurchased pursuant to the Restricted Stock Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine, but at a minimum rate of 20% per year.

ARTICLE 10.  STOCK UNITS.

        10.1 STOCK UNIT AGREEMENT. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

        10.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        10.3 VESTING CONDITIONS. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        10.4 VOTING AND DIVIDEND RIGHTS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        10.5 FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

        10.6 DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        10.7 CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 11.  PROTECTION AGAINST DILUTION.

        11.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

               (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

               (b) The limitations set forth in Sections 5.2 and 8.2;

               (c) The number of NSOs to be granted to Outside Directors under
        Article 7;

               (d) The number of Common Shares covered by each outstanding Option and SAR;

               (e) The Exercise Price under each outstanding Option and SAR; or

               (f) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        11.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

        11.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

               (a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

               (b) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

               (c) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

               (d) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

               (e) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 12.  DEFERRAL OF AWARDS.

        The Committee (in its sole discretion) may permit or require a Participant to:

               (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

               (b) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

               (c) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13.  AWARDS UNDER OTHER PLANS.

        The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

        14.1 EFFECTIVE DATE. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

        14.2 ELECTIONS TO RECEIVE NSOs, RESTRICTED SHARES OR STOCK UNITS. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

        14.3 NUMBER AND TERMS OF NSOs, RESTRICTED SHARES OR STOCK UNITS. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 15.  LIMITATION ON RIGHTS.

        15.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

        15.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

        15.3   CONDITIONS UPON ISSUANCE OF COMMON SHARES.

               (a) LEGAL COMPLIANCE. Common Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Common Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, as amended, the Exchange Act, the securities laws of applicable states, the rules and regulations promulgated thereunder, applicable laws, and the requirements of any stock exchange or quotation system upon which the Common Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) INVESTMENT REPRESENTATIONS RE: FEDERAL SECURITIES LAWS. The Common Shares underlying the Awards, as of the date the Plan was approved by the Board, have not been registered under the Securities Act. The Participant shall be required to represent that if Awards are exercised in whole or in part at a time when there is not in effect, under the Securities Act, a registration statement applicable to the Common Shares issuable upon exercise, then the purchase of such Common Shares shall be subject to obtaining such representation, warranties and covenants from the Participants as the Committee shall determine, including:

                      (i) INVESTMENT INTENT. Participant is acquiring the Common Shares for its own account, not as a nominee or agent, and not with a view to their resale or distribution and is prepared to hold the Common Shares for an indefinite period and has no present intention to sell, distribute, or grant any participating interests in the Common Shares. Participant acknowledges the Common Shares have not been registered under the Securities Act or the securities laws of any other state, province or country (collectively, with the 1933 Act, the "Securities Laws"), and that the Company is issuing the Common Shares to it in reliance on such representations.

                      (ii) RESTRICTED SECURITIES. Participant confirms it has been informed that the Common Shares may not be resold or transferred unless such Common Shares are first registered under the applicable Securities Laws or unless an exemption from such registration is available.

                      (iii) INVESTMENT EXPERIENCE. In connection with the investment representations made, Participant represents that it is able to fend for itself in the transactions contemplated by the Plan, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as is normally made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

                      (iv) DISPOSITION OF SHARES. Participant shall make no disposition of the Common Shares, unless and until:

                             (1) Participant shall have complied with all requirements of the Plan and any stock exchange on which such Common Shares (or any substituted securities) may be listed;

                             (2) Participant shall have notified the Company of the proposed disposition and furnished it with a written summary of the terms and conditions of the proposed disposition; and

                             (3) Participant shall have provided an opinion to the Company's counsel (at its expense), in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Common Shares under the applicable Securities Laws or (ii) all appropriate action necessary for compliance with the registration requirements of the applicable Securities Laws or of any exemption from registration available under the applicable Securities Laws has been taken.

ARTICLE 16.  WITHHOLDING TAXES.

        16.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

        16.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 17.  FUTURE OF THE PLAN.

        17.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on May 10, 1999. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

        17.2 AMENDMENT OR TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan for any reason.

        17.3 STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent requested by applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Shares are listed or quoted. Such stockholder approval, if required shall be obtained in such a manner and to such a degree as is required by the applicable laws, rules or regulations.

        17.4 EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company unless such amendment, alteration, suspension or termination is required to enable an Option designated as an Incentive Stock Option to qualify as a Nonqualified Stock Option or is necessary to comply with any applicable laws or government regulations.

ARTICLE 18.  LIMITATION ON PARACHUTE PAYMENTS.

        18.1 SCOPE OF LIMITATION. This Article 18 shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this
Article 18. If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

        18.2 BASIC RULE. In the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

        18.3 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

        18.4 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

        18.5 RELATED CORPORATIONS. For purposes of this Article 18, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

ARTICLE 19.  INDEMNIFICATION.

        In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company and any Parent or Subsidiary, members of the Committee and any officers or employees of the Company and any Parent or Subsidiary to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

ARTICLE 20.  PROVISION OF INFORMATION.

        At least annually, copies of the Company's annual report or Form 10-K for the just-completed fiscal year shall be made available to each Participant and purchaser of Common Shares upon exercise of an Award. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

ARTICLE 21.  ADMINISTRATION.

        21.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

               (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

               (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

        21.2 POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, and, subject to the specific duties delegated by the Board to such Committee, the Committee shall have the authority, in its discretion:

               (a) to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan;

               (b) to select the Consultants and Employees to whom Awards may be granted hereunder;

               (c) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

               (d) to determine the number of Common Shares to be covered by each Award granted hereunder;

               (e) to approve forms of agreement for use under the Plan;

               (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

               (g) to construe and interpret the terms of the Plan;

               (h) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (i) to determine whether and under what circumstances an Award may be settled in cash instead of Common Shares or Common Shares instead of cash;

               (j) to reduce the exercise price of any Award;

               (k) to modify or amend each Award (subject to Section 17 of the Plan);

               (l) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board;

               (m) to determine the terms and restrictions applicable to Awards and any Restricted Stock; and

               (n) to make all other determinations deemed necessary or advisable for administering the Plan.

        21.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 21.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 21.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 22.  EXECUTION.

        To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

        Natural Alternatives International, Inc.

        By:      /s/ Mark LeDoux
           --------------------------------------------
           Mark LeDoux, Chief Executive Officer

                                    EXHIBIT B

                                    EXHIBIT B



                     --------------------------------------



                    NATURAL ALTERNATIVES INTERNATIONAL, INC.

                               1999 EMPLOYEE STOCK
                                  PURCHASE PLAN

                              (AS ADOPTED EFFECTIVE
                                OCTOBER 18, 1999)



                     --------------------------------------

                                TABLE OF CONTENTS

                                                                                         Page

SECTION 1.  PURPOSE OF THE PLAN .......................................................   B-1

SECTION 2.  ADMINISTRATION OF THE PLAN ................................................   B-1

SECTION 3.  ENROLLMENT AND PARTICIPATION ..............................................   B-2
        (a)    Offering Periods .......................................................   B-2
        (b)    Enrollment .............................................................   B-2
        (c)    Duration of Participation ..............................................   B-2

SECTION 4.  EMPLOYEE CONTRIBUTIONS ....................................................   B-2
        (a)    Frequency of Payroll Deductions ........................................   B-2
        (b)    Amount of Payroll Deductions ...........................................   B-3
        (c)    Changing Withholding Rate ..............................................   B-3
        (d)    Discontinuing Payroll Deductions .......................................   B-3
        (e)    Limit on Number of Elections ...........................................   B-3

SECTION 5.  WITHDRAWAL FROM THE PLAN ..................................................   B-3
        (a)    Withdrawal .............................................................   B-3
        (b)    Re-enrollment After Withdrawal .........................................   B-3

SECTION 6.  CHANGE IN EMPLOYMENT STATUS ...............................................   B-3
        (a)    Termination of Employment ..............................................   B-3
        (b)    Leave of Absence .......................................................   B-3

SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES ......................................   B-4
        (a)    Plan Accounts ..........................................................   B-4
        (b)    Purchase Price .........................................................   B-4
        (c)    Number of Shares Purchased .............................................   B-4
        (d)    Available Shares Insufficient ..........................................   B-4
        (e)    Issuance of Stock ......................................................   B-5
        (f)    Unused Cash Balances ...................................................   B-5

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP ............................................   B-5
        (a)    Five Percent Limit .....................................................   B-5
        (b)    Dollar Limit ...........................................................   B-5

SECTION 9.  RIGHTS NOT TRANSFERABLE ...................................................   B-6

SECTION 10.  NO RIGHTS AS AN EMPLOYEE .................................................   B-6

SECTION 11.  NO RIGHTS AS A STOCKHOLDER ...............................................   B-6

SECTION 12.  SECURITIES LAW REQUIREMENTS ..............................................   B-6

SECTION 13.  STOCK OFFERED UNDER THE PLAN .............................................   B-6
        (a)    Authorized Shares ......................................................   B-6
        (b)    Antidilution Adjustments ...............................................   B-7
        (c)    Reorganizations ........................................................   B-7

SECTION 14.  AMENDMENT OR DISCONTINUANCE ..............................................   B-7

SECTION 15.  EFFECTIVE DATE AND TERM OF THE PLAN ......................................   B-8

SECTION 16.  DESIGNATION OF BENEFICIARY ...............................................   B-8

SECTION 17.  CHOICE OF LAW ............................................................   B-9

SECTION 18.  DEFINITIONS ..............................................................   B-9
        (a)    "Board" ................................................................   B-9
        (b)    "Code" .................................................................   B-9
        (c)    "Committee" ............................................................   B-9
        (d)    "Company" ..............................................................   B-9
        (e)    "Compensation" .........................................................   B-9
        (f)    "Corporate Reorganization" .............................................   B-9
        (g)    "Eligible Employee" ....................................................   B-9
        (h)    "Exchange Act" .........................................................   B-10
        (i)    "Fair Market Value" ....................................................   B-10
        (j)    "Offering Period" ......................................................   B-10
        (k)    "Participant" ..........................................................   B-10
        (l)    "Participating Company" ................................................   B-10
        (m)    "Plan" .................................................................   B-10
        (n)    "Plan Account" .........................................................   B-10
        (o)    "Purchase Price" .......................................................   B-10
        (p)    "Stock" ................................................................   B-11
        (q)    "Subsidiary" ...........................................................   B-11

SECTION 19.  EXECUTION ................................................................   B-11

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  PURPOSE OF THE PLAN.

        The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Company, by means of the Plan, seeks to retain the services of its employees to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Plan is intended to qualify under Section 423 of the Code. Defined terms have the meanings set forth in Section 18 herein.

SECTION 2.  ADMINISTRATION OF THE PLAN.

        (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine when and how rights to purchase shares of Stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

               (ii) To designate from time to time which Participating Company's of the Company shall be eligible to participate in the Plan.

               (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iv) To amend the Plan as provided in paragraph 14.

               (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Participating Company's and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of
Section 423 of the Code.

        (c) The Board may delegate administration of the Plan to a Committee composed of one (1) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

        (d) Any interpretation of the Plan by the Board of any decision made by it under the Plan shall be final and binding on all persons.

SECTION 3.  ENROLLMENT AND PARTICIPATION.

        (a) OFFERING PERIODS. While the Plan is in effect, two Offering Periods shall commence in each calendar year except as set forth herein. The Offering Periods shall consist of the six-month periods commencing on each January 1 and July 1, provided, however the first two Offering Periods under the Plan shall consist of three-month periods, with the first Offering Period commencing on January 1, 2000 and ending on March 31, 2000 and the second Offering Period commencing on April 1, and ending on June 30, 2000. The Board shall have the power to change the duration of the Offering Periods (including the commencement dates thereof) with respect to all offerings after the first Offering Period without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        (b) ENROLLMENT. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Board. The enrollment form shall be filed with the Company at the prescribed location not later than ten (10) days prior to the commencement of such Offering Period.

        (c) DURATION OF PARTICIPATION. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

SECTION 4.  EMPLOYEE CONTRIBUTIONS.

        (a) FREQUENCY OF PAYROLL DEDUCTIONS. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

        (b) AMOUNT OF PAYROLL DEDUCTIONS. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than one percent (1%) nor more than fifteen percent (15%).

        (c) CHANGING WITHHOLDING RATE. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than one percent (1%) nor more than fifteen percent (15%).

        (d) DISCONTINUING PAYROLL DEDUCTIONS. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

        (e) LIMIT ON NUMBER OF ELECTIONS. No Participant shall make more than one election under Subsection (c) or (d) above during any Offering Period.

SECTION 5.  WITHDRAWAL FROM THE PLAN.

        (a) WITHDRAWAL. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Offering Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

        (b) RE-ENROLLMENT AFTER WITHDRAWAL. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6.  CHANGE IN EMPLOYMENT STATUS.

        (a) TERMINATION OF EMPLOYMENT. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

        (b) LEAVE OF ABSENCE. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.

        (a) PLAN ACCOUNTS. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

        (b) PURCHASE PRICE. The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be the lower of:

               (i) 85% of the Fair Market Value of such share on the last trading day in such Offering Period; or

               (ii) 85% of the Fair Market Value of such share on the first trading day on the commencement of such Offering Period.

        (c) NUMBER OF SHARES PURCHASED. As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 5,000 shares of Stock with respect to any Offering Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). However, the Board shall have the discretionary authority exercisable prior to the start of any Offering Period under the Plan, to increase or decrease the limitation to be in effect for the number of shares of Stock purchased per Participant and in the aggregate by all Participants on the last day of each Offering Period. The Board may determine with respect to all Participants that any fractional share, as calculated under this Subsection
(c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

        (d) AVAILABLE SHARES INSUFFICIENT. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

        (e) ISSUANCE OF STOCK. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Offering Period, except that the Board may determine that such shares shall be held for each Participant's benefit by a broker designated by the Board (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

        (f) UNUSED CASH BALANCES. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for a fractional share shall be carried over in the Participant's Plan Account to the next Offering Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.

        (a) FIVE PERCENT LIMIT. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

               (i) Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;

               (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

               (iii) Each Participant shall be deemed to have the right to purchase 5,000 shares of Stock under this Plan with respect to each Offering Period.

        (b) DOLLAR LIMIT. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

        Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $25,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

        For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in
Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9.  RIGHTS NOT TRANSFERABLE.

        The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys, including payroll deductions credited to a Participant's account, to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10.  NO RIGHTS AS AN EMPLOYEE.

        Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11.  NO RIGHTS AS A STOCKHOLDER.

        A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 12.  SECURITIES LAW REQUIREMENTS.

        Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

SECTION 13.  STOCK OFFERED UNDER THE PLAN.

        (a) AUTHORIZED SHARES. Subject to adjustment pursuant to this Section 13, the aggregate number of shares of Stock available for purchase under the Plan shall be 150,000 plus an annual increase to be added on the first day of the Company's fiscal year beginning with July 1, 2000, equal to the lesser of
(i) 150,000 shares, (ii) two percent (2%) of the total number of outstanding shares of Stock on the last trading day of the prior fiscal year, or (iii) such amount as determined by the Board.

        (b) ANTIDILUTION ADJUSTMENTS. The aggregate number of shares of Stock offered under the Plan, the 5,000-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Board for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

        (c) REORGANIZATIONS. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.  AMENDMENT OR DISCONTINUANCE.

        (a) The Board at any time, and from time to time, may alter, amend, suspend or terminate the Plan or the terms of the grant of rights to purchase Stock under the Plan without notice. However, except as provided in paragraph 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (i) increase the number of shares of Stock reserved for rights under the Plan except as provided for in Section 13(a);

               (ii) modify the provisions as to eligibility for participation in the Plan or an Offering Period (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, or any comparable successor rule ("Rule 16b-3"); or

               (iii) modify the Plan or an Offering Period in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

        It is expressly contemplated that the Board may amend the Plan or an Offering Period in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under an Offering Period into compliance therewith.

        (b) The Board may, in its sole discretion, submit any amendment to the Plan or an Offering Period for stockholder approval.

        (c) Rights and obligations under any rights granted before amendment of the Plan or an Offering Period shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under an Offering Period comply with the requirements of Section 423 of the Code.

SECTION 15.  EFFECTIVE DATE AND TERM OF THE PLAN.

        (a) The Plan was adopted by the Board and became effective on October 18, 1999, provided no rights to purchase shares of Stock granted under the Plan shall be exercised, and no shares of Stock shall be issued hereunder, until the Plan shall have been approved by the stockholders of the Company. In the event such stockholder approval is not obtained, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

        (b) Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) October 18, 2009, (ii) the date which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, or (iii) the date on which all purchase rights are exercised in connection with a Corporate Reorganization. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

SECTION 16.  DESIGNATION OF BENEFICIARY.

        (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Stock and cash, if any, from the Participant's Plan Account under the Plan in the event of such Participant's death subsequent to the last trading day of each Offering Period on which the right to purchase Stock is exercised but prior to delivery to such Participant of such shares of Stock and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Plan Account under the Plan in the event of such Participant's death prior to exercise of the right to purchase Stock. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

SECTION 17.  CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

SECTION 18.  DEFINITIONS.

        (a) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

        (b) "CODE" means the Internal Revenue Code of 1986, as amended.

        (c) "COMMITTEE" means a committee of the Board, as described in Section
2.

        (d) "COMPANY" means Natural Alternatives International, Inc., a Delaware corporation.

        (e) "COMPENSATION" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

        (f) "CORPORATE REORGANIZATION" means:

               (i) The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

        (g) "ELIGIBLE EMPLOYEE" means any employee of a Participating Company who meets both of the following requirements:

               (i) His or her customary employment is for more than five months per calendar year and for more than 20 hours per week; and

               (ii) He or she has been an employee of a Participating Company for not less than three (3) consecutive months.

        The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

        (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (i) "FAIR MARKET VALUE" means the market price of Stock, determined by the Committee as follows:

               (i) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

               (ii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

               (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

        (j) "OFFERING PERIOD" means, except with respect to the first two Offering Periods, a six-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a), provided, however, the first two Offering Periods shall consist of three-month periods, with the first Offering Period commencing on January 1, 2000 and ending on March 31, 2000 and the second Offering Period commencing on April 1, 2000 and ending on June 30, 2000. The duration and timing of Offering Periods may be changed pursuant to Section 3 of this Plan.

        (k) "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(b).

        (l) "PARTICIPATING COMPANY" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

        (m) "PLAN" means this Natural Alternatives International, Inc. 1999 Employee Stock Purchase Plan, as it may be amended from time to time.

        (n) "PLAN ACCOUNT" means the account established for each Participant pursuant to Section 7(a).

        (o) "PURCHASE PRICE" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

        (p) "STOCK" means the Common Stock of the Company.

        (q) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 19.  EXECUTION.

        To record the adoption of the Plan by the Board on October 18, 1999, the Company has caused its authorized officer to execute the same.

        Natural Alternatives International, Inc.


        By:      /s/ Mark LeDoux
           --------------------------------------------
           Mark LeDoux, Chief Executive Officer

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
                             A DELAWARE CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 6, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Mark A. LeDoux and R. David Lough as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse hereof, all of the shares of Common Stock of Natural Alternatives International, Inc., held of record by the undersigned on October 20, 1999, at the Annual Meeting of Stockholders to be held on December 6, 1999, or any adjournment thereof.


                    (Please date and sign on the other side)




                              FOLD AND DETACH HERE

                                                             Please mark
                                                             your votes as  [X]
                                                             indicated in
                                                             this example


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
    TWO NOMINEES FOR CLASS II DIRECTOR, FOR THE ELECTION OF THE TWO NOMINEES
                     FOR CLASS III DIRECTOR AND FOR ITEM 2.


1.  ELECTION OF CLASS II DIRECTORS

    FOR NOMINEE                          WITHHOLD AUTHORITY
    LISTED BELOW                  TO VOTE FOR NOMINEE LISTED BELOW

       [ ]                                      [ ]

    Nominee: Marie A. LeDoux

    FOR NOMINEE                          WITHHOLD AUTHORITY
    LISTED BELOW                  TO VOTE FOR NOMINEE LISTED BELOW

       [ ]                                      [ ]

    Nominee: Lee G. Weldon

2.  ELECTION OF CLASS III DIRECTORS

    FOR NOMINEE                          WITHHOLD AUTHORITY
    LISTED BELOW                  TO VOTE FOR NOMINEE LISTED BELOW

    [ ]                                      [ ]

    Nominee: J. Scott Schmidt

3. To approve the adoption of the Natural Alternatives International, Inc. 1999 Omnibus Equity Incentive Plan, and to reserve 500,000 shares of common stock of the Company to the Natural Alternatives International, Inc. 1999 Omnibus Equity Incentive Plan:

    FOR                  AGAINST                  ABSTAIN
    [ ]                    [ ]                      [ ]

4. To approve the adoption of the Natural Alternatives International, Inc. 1999 Employee Stock Purchase Plan, and to reserve 150,000 shares of common stock of the Company to the Natural Alternatives International, Inc. 1999 Employee Stock Purchase Plan:

    FOR                  AGAINST                  ABSTAIN
    [ ]                    [ ]                      [ ]

5.  To ratify the appointment of KPMG LLP as the Company's independent auditors:

    FOR                  AGAINST                  ABSTAIN
    [ ]                    [ ]                      [ ]

6. In their discretion, upon such other business as may properly come before the meeting:

    FOR                  AGAINST                  ABSTAIN
    [ ]                    [ ]                      [ ]


                PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.



Dated: ______________________, 1999


________________________________________
    SIGNATURE OF STOCKHOLDER


________________________________________
    SIGNATURE OF JOINT STOCKHOLDER

NOTE: If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.